Public Side Lender Presentation July 17, 2018 1

Horizon Global Lender Presentation Forward-Looking Statements This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements contained herein speak only as of the date they are made and give our current expectations or forecasts of future events. These forward-looking statements can be identified by the use of forward-looking words, such as “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan” or other comparable words, or by discussions of strategy that may involve risks and uncertainties. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the Company’s leverage; liabilities imposed by the Company’s debt instruments; market demand; competitive factors; supply constraints; material and energy costs; technology factors; litigation; government and regulatory actions; the Company’s accounting policies; future trends; general economic and currency conditions; various conditions specific to the Company’s business and industry; the spin-off from TriMas Corporation; the success of our Action Plan, including realizing the expected cost savings within the expected timeframe or at all; risks inherent in the achievement of cost synergies and timing thereof in connection with the Westfalia acquisition, including whether the acquisition will be accretive; the Company’s ability to promptly and effectively integrate Westfalia; the performance and costs of integration of Westfalia; the timing and amount of repurchases of the Company’s common stock, if any; and other risks that are discussed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. The risks described herein are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deemed to be immaterial also may materially adversely affect our business, financial position and results of operations or cash flows. We caution readers not to place undue reliance on such statements, which speak only as of the date hereof. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. 2

Horizon Global Lender Presentation Non-GAAP Financial Measures In this presentation, certain non-GAAP financial measures may be used. Except as otherwise disclosed herein, reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure may be found at the end of this presentation. Additional information is available at www.horizonglobal.com. (1) The Company has provided an estimate of Consolidated Bank EBITDA, a non-GAAP financial measure, for the twelve month period ended June 30, 2018. The Company historically has reconciled Consolidated Bank EBITDA to net income (loss), the most directly comparable U.S. GAAP financial measure. The Company is unable to reconcile the estimate of Consolidated Bank EBITDA for the twelve months ended June 30, 2018 to net income (loss) as the Company has not completed its income tax provision for the three months ended June 30, 2018. Income tax (benefit) expense was $(0.1) million, $13.1 million, and $(2.6) million for the three month periods ended September 30, 2017, December 31, 2017, and March 31, 2018, respectively. The estimated Consolidated Bank EBITDA has been calculated based on the proposed terms of the Term B Loan amendment, not our current Credit Agreement. (2) Refer to Appendix, "LTM Bank EBITDA as Defined in Credit Agreement", which reconciles net income (loss) to "Consolidated Bank EBITDA" as defined in our Credit Agreement dated June 30, 2015, as amended, for all periods presented. We believe this reconciliation provides valuable supplemental information regarding our capital structure, consistent with how we evaluate our performance. Net leverage ratio is calculated by dividing "Total Consolidated Indebtedness" by "Consolidated Bank EBITDA". For the twelve month periods ended March 31, 2018, "Total Consolidated Indebtedness" refers to the sum of "long-term debt" and "current maturities, long-term debt", with our Convertible Notes at their face value of $125 million and excluding certain credit facilities as defined in our Credit Agreement, less unrestricted domestic cash and 65% of unrestricted foreign cash. Domestic and foreign unrestricted cash included in the calculation were $1.1 million and $16.3 million, respectively, as of March 31, 2018. 3

Horizon Global Lender Presentation Today’s speakers Carl Bizon Chief Executive Officer David Rice Chief Financial Officer Sean Krezenski Vice President, Finance and Treasurer Michael Janik 4

Horizon Global Lender Presentation Executive summary . On March 1, 2018, Horizon Global Corporation (“Horizon Global” or the "Company") announced a business improvement plan (“Action Plan”) expected to result in $10.0 million to $12.0 million in consolidated cost savings on a full-year run rate basis. Key action items include: . De-layering of Americas organization (currently 94% complete) . Improved throughput from Kansas City Distribution Center – average daily shipments up 12% since Investor Call on June 20, 2018 . Continued transfer of production to lower cost facilities . Cash flow generation through the second half of 2017 and first half of 2018 have lagged historical levels as a result of operational challenges in the Americas and Europe-Africa, and the costs incurred to execute the Action Plan . On December 13, 2017, the Company entered into a purchase agreement to acquire Brink International B.V. and its subsidiaries (collectively, the "Brink Group") from H2 Equity Partners (“H2”) . Effective June 14, 2018, the Company and H2 entered into a mutual termination agreement, under which the parties agreed to terminate the purchase agreement . The termination agreement provides for a break fee payable to the Brink Group of €4.75 million . Additionally, the Company incurred a $5.1 million ticking fee associated with committed financing that became payable upon the termination . As a result of these events, the Company is requesting covenant relief for its Maximum Total Net Leverage Ratio covenant to provide the appropriate covenant cushion based on its updated financial projections, along with several modifications to the definition of Consolidated EBITDA to account for the necessary restructuring and other non-recurring charges that have resulted from the Action Plan . The proposed covenant will open at 7.00x with aggressive step-downs to 4.50x by 12/31/2019 (one-year delay from current covenant) . Additionally, the Company is seeking an up to $50 million add-on to the Term Loan B to repay borrowings on its existing ABL Revolver and increase liquidity to operate the business while executing the Action Plan 5

Company Overview Business Update and Action Plan Transaction Overview 66

Horizon Global Lender Presentation Who We Are Our Mission The Company’s mission is to utilize forward- thinking technology to develop and deliver best-in-class products for our customers, engage with our employees and create value for our shareholders. 7

Horizon Global Lender Presentation OUR VISION: Empowering People to Live, Work, & Play Our global business is focused on top-quality towing and trailering products and solutions for commercial and recreational use: WORK Agricultural, automotive, construction, fleet, industrial marine, military, mining, and municipalities PLAY Power sports, equestrian, recreational vehicle, specialty automotive, and truck accessory 8

Horizon Global Lender Presentation Revenue Diversity/Balance OES . Retail The work/play split of our business is further balanced by our consolidated channel mix . Our geographic, channel, customer and manufacturing diversity brings a competitive advantage Net Sales ($ in millions - 2017 10-K) OEM After-market Total U.S. 423 47.4% Non-U.S. Australia 70 7.8% Germany 194 21.7% Other Europe 115 12.9% Asia 58 6.5% Africa 16 1.8% Other Americas 17 1.9% Other Total Non-U.S. 470 52.6% Total 893 100.0% 9

Horizon Global Lender Presentation Our Competitive Landscape Horizon Global’s Market Drivers Competitive Advantage . Recognition of Global Brands . #1 Recognized Brands in Numerous Macro Trends . Strong economic conditions in key Markets markets . Global Scale . . Industry OE Global Vehicle Platforms Global Reach and Scale . Intelligent Vehicles / CAFÉ Standards . Leading IP Developments . E-commerce Accelerating . Multi-Channel Capabilities .Customer / Competitor Balance . Breadth of Products & Brands Customer .Global Safety . Customer Balance and Reach . . Evolution Lifestyle / Quality of Life Focus Product Development incorporating .User Demanded Innovation defensible IP WELL-POSITIONED TO TAKE ADVANTAGE OF MARKET TRENDS 10

Horizon Global Lender Presentation Global Footprint 11

Horizon Global Lender Presentation Broad Customer Base OE AFTERMARKET RETAIL/E-COMMERCE 12

Horizon Global Lender Presentation Globally Recognized Market-Leading Brands Brand Category Location Trailer Hitches & Towing U.S. Products Towing Products U.S. Towing Products Europe All Australia Agricultural & Industrial OEM U.S. Marine OEM U.S. Brake Controllers U.S. Towing Products Europe Towing Products New Zealand 13

Company Overview Business Update and Action Plan Transaction Overview 1414

Horizon Global Lender Presentation Action Plan/Recent Updates . Brink transaction-related financing terminated – €4.75 million break fee; $5.1 million ticking fee on syndicated term loan . Acquisition was under regulatory review in Germany and the U.K. . Both regulatory authorities published publicly-available reports . Company cannot comment further on the termination . Facility closures . Mosinee substantially closed at the end of Q2 – three months ahead of schedule . Solon – few employees remain; on track to close in Q3 . Delayering of Americas organization . New organizational structure effective July 2 . 94% of staffing changes complete . Current year impact of $4 million; full run-rate impact of ~$10 million+ . Reynosa – action plan complete . Kansas City . 90% improvement in weekly shipments over last two months . Shipments approximating net incoming orders in June . Order rates remained stable . Company expects the backlog (currently in excess of $20 million) to be substantially addressed by the end of Q3 . Europe-Africa . High level actions identified . Leadership change and transition through July . Update on actions with Q3 earnings 15

Horizon Global Lender Presentation

HORIZON GLOBAL

Action Plan

Region	Initiative	Objective	Current Action	On Plan	Implementation Progress
AMERICAS	KANSAS CITY DISTRIBUTION CENTER	• Improve facility throughput performance • Implement warehouse automation through summer	• Leadership change complete • Dallas DC transfer complete • Automation on track for completion in Sept.	✓	
AMERICAS	FACILITY CLOSURES & WORKFORCE REDUCTION	• Close Mosinee and Solon Locations by end of Q3	• Talent retention communication complete • Post-closure structure announced • Support structure for relocation in place	✓	
AMERICAS	DE-LAYER ORGANIZATION & COMPLETE INTEGRATION	• Functionalize organization • Reduction of U.S.-based salaried workforce • Increase accountability measures	• Functional organization design complete • Structure announced and transition underway • 30% reduction of U.S.-based salaried workforce communicated to individuals affected (111 reduction)	✓	
EUROPE-AFRICA	STREAMLINE EUROPEAN LOGISITICS	• Reduce transportation and distribution costs across Europe	• Leader hired and projects developed • Negotiating freight and warehousing contracts	✓	
EUROPE-AFRICA	CONTINUE PRODUCTION SHIFT TO LOW COST COUNTRIES	• Increase LCC production from 20% to 25% for region	• First Witter, UK items produced in South Africa • Place paint system order for Brașov • On track to meet earned hours objective	✓	
EUROPE-AFRICA	EUROPEAN PROFIT IMPROVEMENT PLAN	• To be updated with Q3 Earnings	• High level actions identified • Leadership change and transition through July		

16

Horizon Global Lender Presentation Preliminary Q2 Results (Unaudited - dollars in thousands) Three months ended June 30, 2018 Low End of Range High End of Range Estimated revenue $ 232,000 $ 234,000 Estimated operating loss $ (10,700) -4.6% $ (8,600) -3.7% Estimated Special Items 21,100 9.1% 23,000 9.8% Estimated adjusted operating profit $ 10,400 4.5% $ 14,400 6.2% Twelve months ended June 30, 2018 Low High Estimated Consolidated EBITDA(1) $ 51,340 $ 57,040 The Company has provided an estimated range of its second quarter 2018 financial results that included adjusted operating profit, which excludes “Special Items” that are included in the determination of operating profit (loss) under U.S. GAAP. “Special Items” are certain costs, expenses, other charges, gains or income, that management does not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company has provided an estimated range of its second quarter 2018 adjusted operating profit excluding these Special Items, to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. The table above reconciles the estimated range of adjusted operating profit, a non-GAAP financial measure, to the Company's estimated range of the most comparable U.S. GAAP financial measure. On June 30, 2018, the Company determined that based on the performance of its Europe-Africa segment and the further decline in its market capitalization as compared to the end of the first quarter of 2018 there were indicators of impairment that require the company to perform an interim impairment analysis of goodwill and other intangible assets. The Company has not completed the interim impairment analysis and is unable to provide an estimate of any impairment charges that may result from the analysis. As such the estimated range of operating loss, Special Items, and adjusted operating profit do not include any impairment charges. 17

Company Overview Business Update and Action Plan Transaction Overview 1818

Horizon Global Lender Presentation

Illustrative sources & uses and pro forma capitalization

Sources ($ millions)	
Add-on Term loan B	Up to $50
Total sources	$50

Uses ($ millions)	
Repay ABL Revolver outstanding	$48
Illustrative fees & expenses	2
Total uses	$50

($ millions)	As of 3/31/18	% mkt cap.	xLTM Adj. EBITDA	PF adj.	PF 3/31/18	% mkt cap.	xLTM Adj. EBITDA
Cash & cash equivalents	$26			-	$26		
$99 million ABL Revolver due 2020[a]	$60	11%	0.8x	(48)	$12	2%	0.2x
Existing Term Loan B due 2021[b]	146	28%	2.0x	50	196	37%	2.6x
Capital leases and other debt	28	5%	0.4x	-	28	5%	0.4x
Total secured debt	$234	44%	3.1x	$2	$236	45%	3.2x
Total net secured debt[c][f]	$208		2.8x		$210		2.8x
2.75% convertible notes due 2022	125	24%	1.7x	-	125	24%	1.7x
Total debt	$359	68%	4.8x	$2	$361	68%	4.8x
Total net debt[d][f]	$333		4.5x		$335		4.5x
Market Value of Equity[e]	169	32%		-	169	32%	
Total market capitalization	$528	100%			$530	100%	
Enterprise value	$502		6.7x		$504		6.7x
LTM 3/31/2018 Adj. EBITDA[2]	$75			-	$75		
Balance sheet cash	$26				$26		
(+) estimated ABL availability[a]	20			48	68		
Total liquidity	$46				$94		

[a] Estimated balance as of 7/13/2018, [b] Reflects balance after amortization payment due for the fiscal quarter ended 6/30/2018, [c] Defined as "Total secured debt" less "Cash & cash equivalents", [d] Defined as "Total debt" less "Cash & cash equivalents", [e] Based on closing share price of $6.74 as of 7/13/2018 and 25 million shares outstanding, [f] We provide "Total net debt" and "Total net secured debt" because we believe that "Total net debt" and "Total net secured debt" are more representative of our financial position than total debt and total secured debt due to the amount of cash and cash equivalents on our balance sheet.

19

Appendix 20

Horizon Global Lender Presentation

LTM Bank Adjusted EBITDA as Defined in Credit Agreement

(Unaudited - dollars in thousands)

This appendix reconciles net loss to "Consolidated Bank EBITDA" as defined in our credit agreement. We believe this reconciliation provides valuable supplemental information regarding our capital structure, consistent with how we evaluate our performance.

	Year Ended December 31, 2017	Less: Three Months Ended March 31, 2017	Add: Three Months Ended March 31, 2018	Twelve Months Ended March 31, 2018
Net loss attributable to Horizon Global	$ (3,550)	$ (9,860)	$ (57,510)	$ (51,200)
Bank stipulated adjustments:				
Interest expense, net (as defined)	22,410	5,890	6,580	23,100
Income tax expense (benefit)	9,750	(1,580)	(2,580)	8,750
Depreciation and amortization	25,340	5,800	6,360	25,900
Extraordinary charges	2,520	—	1,350	3,870
Non-cash compensation expense (a)	3,630	930	720	3,420
Other non-cash expenses or losses	2,180	180	44,010	46,010
Pro forma EBITDA of permitted acquisition	840	290	—	550
Interest-equivalent costs associated with any Specified Vendor Receivables Financing	1,490	180	350	1,660
Debt extinguishment costs	4,640	4,640	—	—
Items limited to 25% of consolidated EBITDA:				
Non-recurring expense or costs [b]	2,440	—	1,610	4,050
Acquisition integration costs [c]	11,210	4,270	1,600	8,540
Synergies related to permitted acquisition [d]	1,480	1,480	—	—
Consolidated Bank Adjusted EBITDA, as defined	$ 84,380	$ 12,220	$ 2,490	$ 74,650
Total Secured Indebtedness [f]				$ 177,960
Total Unsecured Indebtedness [g]				125,000
Total Consolidated Indebtedness [h], as of March 31, 2018				$ 302,960
Secured net leverage ratio				2.38 x
Unsecured net leverage ratio				1.68 x
Net leverage ratio				4.06 x
Covenant requirement				5.00 x

(a) Non-cash compensation expenses resulting from the grant of restricted shares of common stock and common stock options.

(b) Under our credit agreement, costs and expenses related to cost savings projects, including restructuring and severance expenses, are not to exceed $5 million in any fiscal year and $20 million in aggregate, commencing on or after January 1, 2015.

(c) Under our credit agreement, costs and expenses related to the integration of the Westfalia Group acquisition, are not to exceed $10 million in any fiscal year and $30 million in aggregate, or other permitted acquisitions are not to exceed $7.5 million in any fiscal year and $20 million in aggregate.

(d) Under our credit agreement, the add back for the amount of reasonably identifiable and factually supportable "run rate" cost savings, operating expense reductions, and other synergies cannot exceed $12.5 million for the Westfalia Group acquisition.

(e) The amounts added to Consolidated Net Income pursuant to items in notes b-d shall not exceed 25% of Consolidated EBITDA, excluding these items, for such period.

(f) "Total Secured Indebtedness" refers to Total Consolidated Indebtedness less Total Unsecured Indebtedness.

(g) "Total Unsecured Indebtedness" refers to borrowings outstanding on our 2.75% Convertible Senior Notes.

(h) "Total Consolidated Indebtedness" refers to the sum of "long-term debt" and "current maturities, long-term debt" less domestic cash of $1.1 million and 65% of foreign cash, or $16.3 million, as of March 31, 2018.

21